GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Goldman Sachs Absolute Return Tracker Fund

(the “Fund”)

Supplement dated June 21, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated April 28, 2017, as supplemented to date

Effective July 14, 2017 (the “Effective Date”), Oliver Bunn will serve as a portfolio manager for the Fund. Gary Chropuvka, Managing Director, and Stephan Kessler, Executive Director, will continue to serve as portfolio managers for the Fund.

Mr. Bunn is a portfolio manager on the Alternative Investment Strategies (AIS) team within Goldman Sachs Asset Management’s Quantitative Investment Strategies (QIS) platform, focusing on alternative risk premia and hedge fund beta strategies.

In addition, on the Effective Date, Alex Chung will no longer serve as a portfolio manager for the Fund. Accordingly, all references to Mr. Chung in the Prospectus, Summary Prospectus and SAI will be deleted in their entirety.

Accordingly, the Fund’s disclosures are modified as follows:

On the Effective Date, the following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Absolute Return Tracker Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies—Alternative Investment Strategies, has managed the Fund since 2013; Stephan Kessler, Executive Director, has managed the Fund since 2016; and Oliver Bunn, Vice President, has managed the Fund since 2017.

On the Effective Date, the following row for Mr. Chropuvka replaces the first row of the table in the “Quantitative Investment Strategies (“QIS”) Team” subsection of the “Service Providers—Fund Managers” section of the Prospectus and the following row for Mr. Bunn is added to the table in the same subsection of the Prospectus:

Gary Chropuvka, CFA Managing Director and Head of Quantitative Investment Strategies—Alternative Investment Strategies	Portfolio Manager— Absolute Return Tracker	Since 2013	Mr. Chropuvka is the head of the Alternative Investment Strategies business within GSAM’s Quantitative Investment Strategies (QIS) team, overseeing the team’s alternative risk premia and hedge fund beta strategies. Mr. Chropuvka is also head of QIS Customized Beta Strategies and Tax-Advantaged Core Strategies (TACS), which includes other tax-efficient, rules-based and customized beta investment strategies. Previously, he was a portfolio manager for GSAM’s Quantitative Equity business, a position he held for seven years. Mr. Chropuvka originally joined GSAM in March 1998 as an analyst in the Private Equity Group and has been a member of the QIS team since 1999.

Oliver Bunn, Vice President	Portfolio Manager— Absolute Return Tracker	Since 2017	Mr. Bunn is a portfolio manager on the Alternative Investment Strategies (AIS) team within QIS. He joined the Investment Adviser in 2014 and is primarily focused on alternative risk premia and hedge fund beta strategies. Previously, he researched and developed equity strategy indices at Barclays.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

SELSAT1PMCHG 06-17